                                                              File No. 333-49477

                               AMENDMENT NO. 1 TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            Golden State Bancorp Inc.
 ................................................................................
             (Exact name of registrant as specified in its charter)

            Delaware                                     95-4642135
 ................................................................................
(State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                      Identification No.)

                                 135 Main Street
                         San Francisco, California 94105
                                 (415) 904-1100
 ................................................................................
     (Address, including zip code, and telephone number, including area code of principal executive offices)

                               James R. Eller, Jr.
                        Senior Vice President and Counsel
                 California Federal Bank, A Federal Savings Bank
                           135 Main Street, 4th Floor
                         San Francisco, California 94105
                                 (415) 904-1339
 ................................................................................
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

Golden State Bancorp Inc. hereby files this Amendment No. 1 to its Registration Statement No. 333-49477 filed on Form S-3 solely for the purpose of deregistering 170,000 shares of Common Stock previously registered pursuant to such Registration Statement, which shares remain unsold.

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                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement No. 333-49477 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on this 18th day of May, 1999.

                                       GOLDEN STATE BANCORP INC.

                                       By: /s/ Carl B. Webb
                                           -------------------------------------
                                           Carl B. Webb
                                           President and Chief Operating Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement No. 333-49477 has been signed by the following persons in the capacities indicated on the dates indicated.

           SIGNATURE                     CAPACITY                 DATE

/s/ Gerald J. Ford                Chairman of the Board,       May 18, 1999
-----------------------------     Chief Executive Officer
Gerald J. Ford                    And Director

                                  Director                     May 18, 1999
-----------------------------
Ronald O. Perelman

/s/ Paul M. Bass, Jr.             Director                     May 18, 1999
-----------------------------
Paul M. Bass,  Jr.

/s/ George W. Bramblett, Jr.      Director                     May 18, 1999
-----------------------------
George W. Bramblett, Jr.

/s/ Bob Bullock                   Director                     May 18, 1999
-----------------------------
Bob Bullock

/s/ Brian P. Dempsey              Director                     May 18, 1999
-----------------------------
Brian P. Dempsey

/s/ Howard Gittis                 Director                     May 18, 1999
-----------------------------
Howard Gittis

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/s/ John F. King                  Director                     May 18, 1999
-----------------------------
John F. King

/s/ John F. Kooken                Director                     May 18, 1999
-----------------------------
John F. Kooken

                                  Director                     May 18, 1999
-----------------------------
Gabrielle K. McDonald

/s/ B. M. Rankin, Jr.             Director                     May 18, 1999
-----------------------------
B. M. Rankin, Jr.

/s/ Thomas S. Sayles              Director                     May 18, 1999
-----------------------------
Thomas S. Sayles

/s/ Robert Setrakian              Director                     May 18, 1999
-----------------------------
Robert Setrakian

                                  Director                     May 18, 1999
-----------------------------
Cora M.Tellez

/s/ Carl B. Webb                  President, Chief             May 18, 1999
-----------------------------     Operating Officer and
Carl B. Webb                      Director

/s/ Richard H. Terzian            Executive Vice President     May 18, 1999
-----------------------------     and Chief Financial Officer
Richard H. Terzian

/s/ Renee Nichols Tucei           Senior Vice President and    May 18, 1999
-----------------------------     Controller
Renee Nichols Tucei